Exhibit 10.3

[Date]

[Address]

Dear [Name],

Invitation to participate in the Tamboran Equity Incentive Plan

You are invited to participate in the Equity Incentive Plan (Plan) of Tamboran Resources Limited (Tamboran) on the following terms and conditions and otherwise subject to the rules of the Plan (Rules). The terms used in this Invitation are as defined in the Rules.

The following documents are attached to and form part of this Invitation:

1.	Acceptance Letter;

2.	Offer Document; and

3.	Equity Incentive Plan Rules.

Offer Details

Year to which offer applies:	[●]

Date of Offer:	[●]

Offer Close Date:	[●]

Vesting Conditions:	[●].

Expiry Date:	[●]

Allocation:	[●]

Acquisition Price	Nil cash consideration

The exercise price per Option will be [●]

Tamboran Resources Limited	[Document Number]

110-112 The Corso

Manly NSW 2095

Acceptance of offer

To accept this offer, you must complete the attached Acceptance Letter and return it to the Company by the Offer Close Date.

Yours sincerely,

______________________________________

The Company Secretary

Tamboran Resources Limited

110-112 The Corso

Manly NSW 2095 Australia

Acceptance Letter

I, [Name]:

1.

refer to the Invitation dated [ ⚫ ] to participate in the Equity Incentive Plan (the “Plan”) and accept the [ ⚫ ] options over fully-paid ordinary shares (the “Options”) in Tamboran Resources Limited (the “Company”) referred to in that Invitation; and

2.	agree to be bound by and comply with the terms and conditions for the Plan as set out in the rules of the Plan and the Company’s Constitution.

I have read and understood and agree to be bound by the Rules, the Offer Document and the Invitation.

I understand that this does not constitute any entitlement to receive any future Options.

I further acknowledge that I have had the opportunity to obtain independent legal and financial advice and have satisfied myself as to the consequences of any participation in the Plan.

Signed: ____________________________________________	Date: ____________________
[Name]